                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------


                         HOUSEHOLD BANK (NEVADA), N.A.


                                      and


                    HOUSEHOLD RECEIVABLES FUNDING, INC. III


                             AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT
                      amending and restating in full the
         Receivables Purchase Agreement dated as of September 25, 2000



                         Dated as of November 16, 2000


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                            Page
ARTICLE I    DEFINITIONS...................................................................................   1

     Section 1.01.  Definitions............................................................................   1

     Section 1.02.  Other Definitional Provisions..........................................................   4

ARTICLE II   PURCHASE AND CONVEYANCE OF RECEIVABLES........................................................   5

     Section 2.01.  Purchase...............................................................................   5

     Section 2.02.  Addition of Aggregate Addition Accounts................................................   6

     Section 2.03.  Addition of New Accounts...............................................................   7

     Section 2.04   Representations and Warranties.........................................................   8

     Section 2.05.  Delivery of Documents..................................................................   8

ARTICLE III  CONSIDERATION AND PAYMENT.....................................................................   9

     Section 3.01.  Purchase Price.........................................................................   9

     Section 3.02.  Adjustments to Purchase Price..........................................................   9

ARTICLE IV   REPRESENTATIONS AND WARRANTIES................................................................  10

     Section 4.01.  Representations and Warranties of the Bank Relating to the Bank........................  10

     Section 4.02.  Representations and Warranties of the Bank Relating to the Agreement
                      and the Receivables..................................................................  11
     Section 4.03.  Representations and Warranties of HRF..................................................  12

ARTICLE V    COVENANTS.....................................................................................  14

     Section 5.01.  Covenants of the Bank..................................................................  14

ARTICLE VI   REPURCHASE OBLIGATION.........................................................................  16

     Section 6.01.  Reassignment of Ineligible Receivables.................................................  16

     Section 6.02.  Reassignment of Trust Portfolio........................................................  16

ARTICLE VII  CONDITIONS PRECEDENT..........................................................................  17

     Section 7.01.  Conditions to HRF's Obligations Regarding Initial Receivables..........................  17

     Section 7.02.  Conditions Precedent to the Bank's Obligations.........................................  17

ARTICLE VIII TERM AND PURCHASE TERMINATION.................................................................  19

     Section 8.01.  Term...................................................................................  19

     Section 8.02.  Purchase Termination...................................................................  19

ARTICLE IX   MISCELLANEOUS PROVISIONS......................................................................  20

     Section 9.01.  Amendment..............................................................................  20

     Section 9.02.  Governing Law..........................................................................  20

     Section 9.03.  Notices................................................................................  20

     Section 9.04.  Severability of Provisions.............................................................  20

     Section 9.05.  Assignment.............................................................................  20

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                            Page
     Section 9.06.  Acknowledgement and Agreement of the Bank..............................................  21

     Section 9.07.  Further Assurances.....................................................................  21

     Section 9.08.  No Waiver; Cumulative Remedies.........................................................  21

     Section 9.09.  Counterparts...........................................................................  21

     Section 9.10.  Binding; Third-Party Beneficiaries.....................................................  21

     Section 9.11.  Merger and Integration.................................................................  22

     Section 9.12.  Headings...............................................................................  22

     Section 9.13.  Schedules and Exhibits.................................................................  22

     Section 9.14.  Survival of Representations and Warranties.............................................  22

     Section 9.15.  Nonpetition Covenant...................................................................  22

EXHIBIT A..................................................................................................   1

FORM OF SUPPLEMENTAL CONVEYANCE............................................................................   1

Schedule I..................................................................................................  2

LIST OF ACCOUNTS............................................................................................  2

          This AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 16, 2000, by and between HOUSEHOLD RECEIVABLES FUNDING, INC. III, a Delaware corporation ("HRF"), and HOUSEHOLD BANK (NEVADA), N.A., a national
                       ---
banking association (the "Bank") amends and restates in full the Receivables
                          ----
Purchase Agreement, dated as of September 25, 2000, between HRF and the Bank.

                             W I T N E S S E T H:

          WHEREAS, HRF desires to purchase, from time to time, certain Receivables (hereinafter defined) arising under certain revolving credit accounts of the Bank;

          WHEREAS, the Bank desires to sell and assign from time to time certain Receivables to HRF upon the terms and conditions hereinafter set forth;

          WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by HRF to the Trust (hereinafter defined) in connection with the issuance of certain Securities (hereinafter defined); and

          WHEREAS, the Bank agrees that all representations, warranties, covenants and agreements made by the Bank herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Owner Trustee (hereinafter defined), the Indenture Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Securities.

          NOW, THEREFORE, it is hereby agreed by and between HRF and the Bank as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Definitions.  All capitalized terms used herein or in
                         -----------
any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Transfer and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

          "Account" shall mean (a) each Initial Account, (b) each Additional
           -------
Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, and (d) each account into which an Account shall be transferred (a "Transferred Account") provided that (i) such transfer was made
                -------------------
in accordance with the Credit Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred, but shall exclude (e) any Account that (x) after the Removal Date, the newly generated Receivables in which shall not be assigned to HRF hereunder, (y) the right, title and interest of HRF in the Receivables in which are reassigned to the Bank pursuant to Section 6.01 or (z) the right, title and interest of the Trust in the Receivables in which are assigned and transferred to the Servicer pursuant to Section 3.03 of the Transfer and Servicing Agreement.

          "Account Owner" shall mean the Bank, or any other entity which is the
           -------------
issuer of the revolving credit relating to an Account pursuant to a Credit Agreement and/or a seller of Receivables to HRF.

          "Addition Date" shall mean (a) with respect to Aggregate Addition
           -------------
Accounts, the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to Section 2.02 and (b) with respect to New Accounts, the first Distribution Date following the calendar month in which the later of the dates on which such New Accounts are originated or designated pursuant to Section 2.03 occurs.

          "Addition Notice Date" shall have the meaning specified in Section
           --------------------
2.02 of this Agreement.

          "Additional Account" shall mean each New Account and each Aggregate
           ------------------
Addition Account.

          "Additional Cut-Off Date" shall mean (a) with respect to Aggregate
           -----------------------
Addition Accounts, the date specified as such in the notice delivered with respect thereto pursuant to Section 2.02, and (b) with respect to New Accounts, the later of the dates on which such New Accounts are originated or designated pursuant to Section 2.03.

          "Aggregate Addition Account" shall mean each Eligible Account that is
           --------------------------
designated pursuant to Section 2.02 to be included as an Account and is identified in the computer file or microfiche list delivered to HRF by the Bank pursuant to Sections 2.01 and 2.05.

          "Agreement" shall mean this Amended and Restated Receivables Purchase
           ---------
Agreement and all amendments hereof and supplements hereto.

          "Bank" shall mean Household Bank (Nevada), N.A., a national banking
           ----
association, and its successors and permitted assigns.

          "Closing Date" shall mean September 25, 2000.
           ------------

          "Conveyance" shall have the meaning specified in subsection 2.01(a).
           ----------

          "Conveyance Papers" shall have the meaning specified in subsection
           -----------------
4.01(c).

          "Credit Adjustment" shall have the meaning specified in Section 3.02.
           -----------------

          "Debtor Relief Laws" shall mean (a) the Bankruptcy Code of the United
           ------------------
States of America and (b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

          "Eligible Receivable" shall have the meaning set forth in the Transfer
           -------------------
and Servicing Agreement, except that "the Bank" shall be substituted for each occurrence of "the Transferor," "HRF" shall be substituted for each occurrence of "the Owner Trustee," and all references to the Notes shall be ignored.

          "Finance Charge and Administrative Receivables" shall mean all
           ---------------------------------------------
Receivables in the Accounts which would be treated as "Finance Charge and Administrative Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

          "HRF" shall mean Household Receivables Funding, Inc. III, a Delaware
           ---
corporation, and its permitted successors and assigns.

          "Indenture" shall mean the Amended and Restated Master Indenture
           ---------
between the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, dated as of November 16, 2000, as supplemented by Indenture Supplements applicable to any Series that may be issued from time to time.

          "Indenture Supplement" shall mean the indenture supplement pursuant to
           --------------------
which a Series is issued.

          "Indenture Trustee" shall mean Wells Fargo Bank Minnesota, National
           -----------------
Association in its capacity as indenture trustee, or any successor indenture trustee.

          "Initial Account" shall mean each Account included in the computer
           ---------------
file delivered to the Indenture Trustee as of the Closing Date.

          "Insolvency Event" shall have the meaning specified in Section 8.02.
           ----------------

          "New Account" shall mean each MasterCard(R) and VISA(R) revolving
           -----------
credit account established pursuant to a Credit Agreement, which account is designated pursuant to Section 2.03 to be included as an Account and is identified in the computer file or microfiche list delivered to HRF by the Bank pursuant to Sections 2.01 and 2.05.

          "New Principal Receivables" shall have the meaning set forth in
           -------------------------
Section 3.01.

          "Obligor" shall mean, with respect to each Account, each person that
           -------
would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

          "Owner Trustee" shall mean Wilmington Trust Company, a Delaware
           -------------
banking corporation, the institution executing the Trust Agreement as and acting in the capacity of Owner Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Trust Agreement.

          "Principal Receivables" shall mean all Receivables other than Finance
           ---------------------
Charge and Administrative Receivables.

          "Purchase Price" shall have the meaning set forth in Section 3.01.
           --------------

          "Purchased Assets" shall have the meaning set forth in Section 2.01.
           ----------------

          "Receivables" shall mean all amounts shown on the Bank's records as
           -----------
amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables. Receivables that become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables. Unless the context otherwise requires (whether or not there is a specific reference to the underlying receivable), any reference in this Agreement or any Supplemental Conveyance to a Receivable (including any Principal Receivable, Finance Charge and Administration Receivable or Defaulted Receivable) and any Collections thereon or other amounts recoverable with respect thereto shall refer to only the fractional undivided interest that is transferred from the Bank to HRF in the amounts paid or payable by Obligors on the Accounts, which fractional interest may be less than a 100% undivided interest therein. Any reference in this Agreement to the "underlying receivable" with respect to a Receivable shall refer to the receivable in which such Receivable represents an undivided interest.

          "Removed Account" shall mean an Account hereunder that is a "Removed
           ---------------
Account" (as such term is defined in the Transfer and Servicing Agreement) that is designated for removal pursuant to Section 2.10 of the Transfer and Servicing Agreement.

          "Securities" shall mean any one of the Notes (as such term is defined
           ----------
in the Indenture) or the Transferor Certificates.

          "Supplemental Conveyance" shall have the meaning set forth in Section
           -----------------------
2.05.

          "Terminated RPA" shall mean the Receivables Purchase Agreement, dated
           --------------
as of December 1, 1994, between the Bank and Household Receivables Funding, Inc.

          "Transfer and Servicing Agreement" shall mean the Amended and Restated
           --------------------------------
Transfer and Servicing Agreement, dated as of November 16, 2000, among Household Finance Corporation, as Servicer, HRF, as Transferor, and the Owner Trustee on behalf of the Trust, and all amendments and supplements thereto.

          "Trust" shall mean the Household Credit Card Master Note Trust I,
           -----
acting by and through Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

          "Trust Agreement" shall mean the Household Credit Card Master Note
           ---------------
Trust I Amended and Restated Trust Agreement, dated as of November 16, 2000, between HRF, as Transferor, and the Owner Trustee on behalf of the Trust.

          "Trust Collateral" shall have the meaning set forth in Section 2.01.
           ----------------

          Section 1.02.  Other Definitional Provisions.
                         -----------------------------

          All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

          The words "hereof," "herein" and "hereunder" and words of similar
                     ------    ------       ---------
import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

          All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture.

          All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement.

                              [END OF ARTICLE I]

                                  ARTICLE II

                    PURCHASE AND CONVEYANCE OF RECEIVABLES

          Section 2.01.  Purchase.
                         --------

          (a) By execution of this Agreement, the Bank does hereby sell, transfer, assign, set over and otherwise convey to HRF (collectively, the

"Conveyance"), without recourse except as provided herein, all its right, title
-----------
and interest in, to and under the Receivables existing at the close of business on the Closing Date, in the case of Receivables arising in the Initial Accounts, and on each Additional Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of this Agreement pursuant to Article VIII hereof, all Interchange and Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof (the "Purchased Assets").
              ----------------

          (b) In connection with such Conveyance, the Bank agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables existing at the close of business on the Closing Date and thereafter created in the Initial Accounts and existing as of the Additional Cut-Off Date and thereafter created in the Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Receivables from the Bank to HRF, (ii) that such financing statements shall name the Bank, as seller, and HRF, as purchaser, of the Receivables and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to HRF as soon as is practicable after filing.

          (c) In connection with each such Conveyance, the Bank further agrees that it will, at its own expense, (i) on or prior to (A) the Closing Date, in the case of Initial Accounts, (B) the applicable Addition Date, in the case of Additional Accounts, and (C) the applicable Removal Date, in the case of Removed Accounts, indicate in its computer files that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to HRF in accordance with this Agreement and have been conveyed by HRF to the Trust pursuant to the Transfer and Servicing Agreement and have been pledged by the Trust to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders by including (or deleting, in the case of newly originated Receivables in Removed Accounts) in such computer files the code that identifies each such Account and (ii) on or prior to (A) the Closing Date, in the case of the Initial Accounts, (B) the date that is five Business Days after the applicable Addition Date, in the case of designation of Aggregate Addition Accounts, (C) the date that is 30 days after the applicable Addition Date, in the case of New Accounts, and (D) the date that is five Business Days after the applicable Removal Date, in the case of Removed Accounts, to deliver to HRF a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Closing Date, in the case of the Initial Accounts, the applicable Additional Cut-Off Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removed Accounts, (1) its account number, (2) the aggregate amount outstanding in such Account and (3) the aggregate amount of Principal Receivables in such Account. Each such computer file or microfiche list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as Schedule I to this Agreement, shall be delivered to
                             ----------
HRF, and is hereby incorporated into and made a part of this Agreement. The Bank further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

          (d) The parties hereto intend that the conveyance of the Bank's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Bank to HRF and that the Purchased Assets shall not be part of the Bank's estate in the event of the insolvency of the Bank or a conservatorship, receivership or similar event with respect to the Bank. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute a purchase and sale of such Purchased Assets and not a loan or a borrowing secured by such Purchased Assets. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted and does hereby grant to HRF a first priority perfected security interest in all of the Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the obligations of the Bank hereunder.

          (e) To the extent that the Bank retains any interest in the Purchased Assets, the Bank hereby grants to the Indenture Trustee for the benefit of the Noteholders a security interest in all of the Bank's right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Receivables and other Purchased Assets that are intended to be pledged to the Indenture Trustee pursuant to the Indenture (collectively, the "Trust Collateral"), to secure the
                                              ----------------
performance of all of the obligations of the Bank under this Agreement and any other agreement or document related to the Transfer and Servicing Agreement or the Indenture. With respect to the Trust Collateral, the Indenture Trustee shall have all of the rights that it has under the Transfer and Servicing Agreement and the Indenture and all of the rights of a secured creditor under the UCC.

          Section 2.02.  Addition of Aggregate Addition Accounts.
                         ---------------------------------------

          (a) If, from time to time, HRF becomes obligated to designate Aggregate Addition Accounts (as such term is defined in the Transfer and Servicing Agreement) pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement, then HRF may, at its option, give the Bank written notice thereof on or before the fifth Business Day (the "Addition Notice Date") prior
                                                  --------------------
to the Addition Date therefor, and upon receipt of such notice the Bank shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof HRF will be in compliance with the requirements of said subsection 2.09(a). Additionally, subject to subsections 2.09(b) and (c) of the Transfer and Servicing Agreement and subsection 2.02(b), from time to time Eligible Accounts may be designated to be included as Aggregate Addition Accounts, upon the mutual agreement of HRF and the Bank. In either event, the Bank shall have sole responsibility for selecting the Aggregate Addition Accounts.

          (b) On the Addition Date with respect to any designation of Aggregate Addition Accounts, HRF shall purchase the Bank's right, title and interest in, to and under the Receivables in Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement) and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

               (i)   all Aggregate Addition Accounts shall be Eligible Accounts;

               (ii) the Bank shall have delivered to HRF copies of UCC-1 financing statements covering such Aggregate Addition Accounts or Participation Interests, if necessary to perfect HRF's undivided interest in the Receivables arising therein;

                (iii) to the extent required of HRF by Section 2.09(c) of the Transfer and Servicing Agreement, the Bank shall have deposited in the Collection Account (as such term is defined in the Indenture) all Collections with respect to such Aggregate Addition Accounts or Participation Interests since the Additional Cut-Off Date;

                (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Bank or other Account Owner, as the case may be, shall have occurred nor shall the transfer of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to HRF have been made in contemplation of the occurrence thereof;

                (v) solely with respect to Aggregate Addition Accounts designated pursuant to the second sentence of subsection 2.02(a), the Rating Agency Condition shall have been satisfied;

                (vi) the Bank shall have delivered to HRF an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (v) above; and

                (vii) the transfer of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to HRF will not result in an Adverse Effect and the Bank shall have delivered to HRF an Officer's Certificate, dated the Addition Date, stating that the Bank reasonably believes that the addition of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to HRF will not have an Adverse Effect.

          Section 2.03.  Addition of New Accounts.
                         ------------------------

          (a) Upon the mutual agreement of HRF and the Bank, subject to compliance with the conditions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement and compliance with subsection 2.03(b), the Bank may designate newly originated Eligible Accounts to be included as New Accounts. Upon such designation, such New Accounts shall be deemed to be Accounts hereunder. The Bank shall cooperate with HRF to enable HRF to comply with the requirements of Section 2.09 of the Transfer and Servicing Agreement and shall cooperate with HRF to enable it to perform with respect to the Receivables in such New Accounts all actions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement.

          (b) On the Addition Date with respect to any New Accounts, HRF shall purchase the Bank's right, title and interest in, to and under the Receivables in New Accounts (and such New Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Additional Cut-Off Date and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

               (i)   all New Accounts shall be Eligible Accounts;

               (ii) the Bank shall have delivered to HRF copies of UCC-1 financing statements covering such New Accounts, if necessary to perfect HRF's interest in the Receivables arising therein;

               (iii) to the extent required of HRF by Section 2.09(e) of the Transfer and Servicing Agreement, the Bank shall have deposited in the Collection Account all Collections with respect to such New Accounts since the Additional Cut-Off Date;

                  (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Bank or other Account Owner, as applicable, shall have occurred nor shall the transfer of the Receivables arising in the New Accounts to HRF have been made in contemplation of the occurrence thereof;

                  (v) the Bank shall have delivered to HRF an officer's certificate, dated the Addition Date, confirming to the extent applicable, the items set forth in clauses (ii) through (iv) above; and

                  (vi) the transfer of the Receivables arising in the New Accounts to HRF will not result in an Adverse Effect, and the Bank shall have delivered to HRF an officer's certificate, dated the Addition Date, stating that the Bank reasonably believes that the addition to the Trust of the Receivables arising in the New Accounts will not have an Adverse Effect.

          Section 2.04  Representations and Warranties.  The Bank hereby
                        ------------------------------
represents and warrants to HRF as of the related Addition Date as to the matters set forth in subsections 2.02(b)(ii) and 2.03(b)(ii) above and that, in the case of Additional Accounts, the list delivered pursuant to Section 2.05 below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

          Section 2.05. Delivery of Documents.  In the case of the designation
                        ---------------------
of Additional Accounts, the Bank shall deliver to HRF (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect
                                                     ------------
to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "Document Delivery Date") and (ii) a
                                         ----------------------
duly executed, written assignment (including an acceptance by HRF), substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the
                             ---------       -----------------------
Document Delivery Date. In addition, in the case of the designation of New Accounts, the Bank shall deliver to HRF on the Document Delivery Date an Officer's Certificate confirming, to the extent applicable, the items set forth in clause (i) through (vi) of subsection 2.03(b) above.

                              [END OF ARTICLE II]

                                  ARTICLE III

                           CONSIDERATION AND PAYMENT

          Section 3.01.  Purchase Price.
                         --------------

          (a) The "Purchase Price" for the Receivables in the Initial Accounts
                   --------------
and the related Purchased Assets conveyed to HRF under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of the aggregate balance of Principal Receivables in those Accounts as of the Closing Date, plus the present value of anticipated excess spread, including Interchange computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies and paydown rates, yield and such other factors as the Bank and HRF mutually agree will result in a Purchase Price determined to be the fair market value of such Purchased Assets. This computation of initial purchase price shall assume no reinvestment in new Receivables. The Purchase Price for the Receivables and the related Purchased Assets (including Receivables and the related Purchased Assets in Additional Accounts) to be conveyed to HRF under this Agreement which come into existence after the Closing Date, shall be payable on the Distribution Date following the Due Period in which such Receivables and Purchased Assets are conveyed by the Bank to HRF in an amount equal to 100% of the aggregate balance of the Principal Receivables so conveyed (the "New Principal Receivables"), plus
                                               -------------------------
the present value of anticipated excess spread, including Interchange computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies, paydown rates and yield.

          (b) The Purchase Price to be paid by HRF on the Closing Date and on each Distribution Date following a Due Period during which New Principal Receivables are conveyed to HRF shall be paid in cash.

          Section 3.02.  Adjustments to Purchase Price.  The Purchase Price
                         -----------------------------
shall be adjusted on each Distribution Date (a "Credit Adjustment") with respect
                                                -----------------
to any Receivable previously conveyed to HRF by the Bank which has since been reversed by the Bank or the Servicer because of a rebate, refund, unauthorized charge or billing error to a cardholder because such Receivable was created in respect of merchandise which was refused or returned by a cardholder. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such Distribution Date computed in accordance with
Section 3.01(a) divided by (ii) the Principal Receivables paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this
Section 3.02 causes the Purchase Price to be a negative number, the Bank agrees that, not later than 1:00 P.M. New York City time on such Distribution Date, the Bank shall pay to HRF an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.

                             [END OF ARTICLE III]

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          Section 4.01.  Representations and Warranties of the Bank Relating to
                         ------------------------------------------------------
the Bank.  The Bank hereby represents and warrants to, and agrees with, HRF as
--------
of the Closing Date and on each Addition Date, that:

          (a) Organization and Good Standing.  The Bank is a national bank duly
              ------------------------------
organized and validly existing in good standing under the laws of the United States and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) Due Qualification.  The Bank is duly qualified to do business and
              -----------------
is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account or any Receivable unenforceable by the Bank, HRF or the Owner Trustee on behalf of the Trust and (ii) have a material adverse effect on the Noteholders.

          (c) Due Authorization.  The execution, delivery and performance of
              -----------------
this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance to which the Bank is a party (such other documents or instruments, collectively, the "Conveyance Papers"), and the
                                             -----------------
consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by the Bank by all necessary corporate action on the part of the Bank.

          (d) No Conflict.  The execution and delivery of this Agreement and the
              -----------
Conveyance Papers by the Bank, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Bank will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Bank is a party or by which it or any of its properties are bound.

          (e) No Violation.  The execution, delivery and performance of this
              ------------
Agreement and the Conveyance Papers by the Bank and the fulfillment of the terms contemplated herein and therein applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank.

          (f) No Proceedings.  There are no proceedings or investigations
              --------------
pending or, to the best knowledge of the Bank, threatened against the Bank, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or Delaware income tax systems.

          (g)  All Consents.  All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the execution and delivery by the Bank of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Bank have been duly obtained, effected or given and are in full force and effect.

          The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to HRF. Upon discovery by the Bank or HRF of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery.

          Section 4.02.  Representations and Warranties of the Bank Relating to
                         ------------------------------------------------------
the Agreement and the Receivables.
---------------------------------

          (a)  Representations and Warranties.  The Bank hereby represents and
               ------------------------------
warrants to HRF as of the date of this Agreement, as of the Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

               (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

               (ii) as of the Closing Date with respect to Initial Accounts, and as of the related Additional Cut-Off Date with respect to Additional Accounts, Schedule I to this Agreement, as supplemented to such date, is an
               ----------
     accurate and complete listing in all material respects of all the Accounts as of the Closing Date or such Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Closing Date or such applicable Additional Cut-Off Date, as the case may be;

               (iii) each Receivable has been conveyed to HRF free and clear of any Lien and each underlying receivable is free and clear of all Liens;

               (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the conveyance of Receivables to HRF have been duly obtained, effected or given and are in full force and effect;

               (v) this Agreement or, in the case of Additional Accounts, the related Supplemental Conveyance constitutes a valid sale, transfer and assignment to HRF of all right, title and interest of the Bank in the Receivables and the proceeds thereof and the Interchange payable pursuant to this Agreement and the Recoveries payable pursuant to this Agreement;

               (vi) on the Additional Cut-Off Date, each related Additional Account is an Eligible Account;

               (vii) on the applicable Additional Cut-Off Date, each Receivable generated thereunder is an Eligible Receivable;

               (viii) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable; and

               (ix) no selection procedures believed by the Bank to be materially adverse to the interests of HRF or the Noteholders have been used in selecting such Accounts.

          (b)  Notice of Breach.  The representations and warranties set forth
               ----------------
in this Section 4.02 shall survive the transfer and assignment of the Receivables to HRF. Upon discovery by either the Bank or HRF of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Bank hereby acknowledges that HRF intends to rely on the representations hereunder in connection with representations made by HRF to secured parties, assignees or subsequent transferees including but not limited to transfers made by HRF to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust to the Indenture Trustee pursuant to the Indenture and that the Owner Trustee and the Indenture Trustee may enforce such representations directly against the Bank.

          Section 4.03.  Representations and Warranties of HRF.  As of the
                         -------------------------------------
Closing Date and on each Addition Date, HRF hereby represents and warrants to, and agrees with, the Bank that:

          (a)  Organization and Good Standing.  HRF is a corporation duly
               ------------------------------
organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Authorization.  The execution and delivery of this Agreement
               -----------------
and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by HRF by all necessary corporate action on the part of HRF.

          (c)  No Conflict. The execution and delivery of this Agreement and the
               -----------
Conveyance Papers by HRF, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to HRF, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HRF is a party or by which it or any of its properties are bound.

          (d)  No Violation.  The execution, delivery and performance of this
               ------------
Agreement and the Conveyance Papers by HRF and the fulfillment of the terms contemplated herein and therein applicable to HRF will not conflict with or violate any Requirements of Law applicable to HRF.

          (e)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the best knowledge of HRF, threatened against HRF, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of HRF, would materially and adversely affect the performance by HRF of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

          (f)  All Consents.  All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRF in connection with the execution and delivery by HRF of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect.

          The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables to HRF. Upon discovery by HRF or the Bank of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party, the Owner Trustee and the Indenture Trustee.

                              [END OF ARTICLE IV]

                                   ARTICLE V

                                   COVENANTS

          Section 5.01.  Covenants of the Bank.  The Bank hereby covenants and
                         ---------------------
agrees with HRF as follows:

          (a)  Receivables Not To Be Evidenced by Promissory Notes.  Except in
               ---------------------------------------------------
connection with its enforcement or collection of an Account, the Bank will take no action to cause any Receivable (or underlying receivable) to be evidenced by any instrument (as defined in the UCC) and if any Receivable (or underlying receivable) is so evidenced as a result of any action by the Bank it shall be deemed to be an Ineligible Receivable in accordance with Section 6.01(a) and shall be reassigned to the Bank in accordance with Section 6.01(b)

          (b)  Security Interests.  Except for the conveyances hereunder, the
               ------------------
Bank will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with HRF's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien (arising through or under the Bank) on, any Receivable (or the underlying receivable), whether now existing or hereafter created, or any interest therein, and the Bank shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of HRF in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Bank.

          (c)  Account Allocations. In the event that the Bank is unable for any
               -------------------
reason to transfer Receivables to HRF in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then, in any such event, the Bank agrees (except as prohibited by any such order) to allocate and pay to HRF, after the date of such inability, all amounts that HRF will be required to allocate and pay to the Trust pursuant to Section 2.11 of the Transfer and Servicing Agreement.

          (d)  Delivery of Collections or Recoveries. In the event that the Bank
               -------------------------------------
receives Collections or Recoveries, the Bank agrees to pay to HRF (or to the Servicer if HRF so directs) all such Collections and Recoveries as soon as practicable after receipt thereof.

          (e)  Notice of Liens.  The Bank shall notify HRF promptly after
               ---------------
becoming aware of any Lien on any Receivable (or on the underlying receivable) other than the conveyances hereunder, under the Transfer and Servicing Agreement and under the Indenture.

          (f)  Interchange.  Not later than 1:00 p.m., New York City time, on
               -----------
each Transfer Date, the Bank shall deposit into the Collection Account, in immediately available funds, (i) the amount of Interchange to be included as Collections of Finance Charge and Administrative Receivables with respect to the preceding Due Period or (ii) if at any time the Bank cannot identify the amount of such Interchange, the amount reasonably estimated by the Bank as the amount of such Interchange.

          (g)  Documentation of Transfer.  The Bank shall undertake to file the
               -------------------------
documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to HRF.

          (h)  Periodic Rate Finance Charges.  Except (A) as otherwise required
               -----------------------------
by any Requirements of Law or (B) as is deemed by the Bank or other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

          (i)  Credit Agreements and Guidelines.  Subject to compliance with all
               --------------------------------
Requirements of Law and paragraph (h) above, the Bank (or other Account Owner if the Bank is not the Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (h) above, the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Bank or other Account Owner, as the case may be, reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank or other Account Owner, as the case may be, which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or other Account Owner, as the case may be, and an unrelated third party or by the terms of the Credit Agreements.

          (j)  Approval of Office Records.  The Bank shall cause this Agreement
               --------------------------
to be duly approved by the Bank's Board of Directors, and the Bank shall maintain this Agreement as a part of the official records of the Bank for the term of this Agreement.

          (k)  MasterCard International and VISA USA.  The Bank shall, to the
               -------------------------------------
extent applicable to Accounts owned or serviced by it, use its best efforts to remain, either directly or indirectly, a member in good standing of the MasterCard system, the VISA system and any other similar entity's or organization's system relating to any other type of revolving credit card accounts included as Accounts.


                              [END OF ARTICLE V]

                                  ARTICLE VI

                             REPURCHASE OBLIGATION

          Section 6.01.  Reassignment of Ineligible Receivables.
                         --------------------------------------

          (a) In the event any representation or warranty under Section 4.02(a)(ii), (iii), (iv), (vi), (vii) or (viii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach HRF is required to accept reassignment of Ineligible Receivables previously sold by the Bank to HRF pursuant to Section 2.05(a) of the Transfer and Servicing Agreement, the Bank shall accept reassignment of HRF's interest in such Ineligible Receivables on the terms and conditions set forth in Section 6.01(b).

          (b) The Bank shall accept reassignment of any Ineligible Receivables previously sold by the Bank to HRF from HRF on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to HRF, not later than 3:00 p.m., New York City time on such date, an amount equal to the unpaid principal balance of such Ineligible Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Due Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Receivables, HRF shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of HRF in and to such Ineligible Receivables, all Interchange and Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by HRF as collected in full as of the date on which they were transferred. HRF shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Ineligible Receivables and other property pursuant to this subsection.

          Section 6.02.  Reassignment of Trust Portfolio.  In the event any
                         -------------------------------
representation or warranty set forth in Section 4.01(a), (c), (d), (f) or (g) or
Section 4.02(a)(i), (a)(v) or (a)(ix) is not true and correct in any material respect and as a result of such breach HRF is required to accept a reassignment of the Receivables previously sold by the Bank to HRF pursuant to Section 2.06 of the Transfer and Servicing Agreement, the Bank shall be obligated to accept a reassignment of HRF's interest in such Receivables on the terms set forth below.

          The Bank shall pay to HRF by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Transfer and Servicing Agreement. Upon such reassignment of Receivables, HRF shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of HRF in and to such Receivables, all Interchange and Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Receivables shall be treated by HRF as collected in full as of the date on which they were transferred. HRF shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Receivables and other property pursuant to this subsection.

                              [END OF ARTICLE VI]

                                  ARTICLE VII

                             CONDITIONS PRECEDENT

          Section 7.01.  Conditions to HRF's Obligations Regarding Initial
                         -------------------------------------------------
Receivables.  The obligations of HRF to purchase the Receivables in the Initial
-----------
Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the Bank contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Initial Accounts provided to HRF shall be true and correct as of the Closing Date in all material respects;

          (c) The Bank shall have (i) delivered to HRF a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Closing Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) The Bank shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Receivables from the Bank to HRF, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to HRF;

          (e) On or before the Closing Date, (i) HRF and the Owner Trustee shall have entered into the Trust Agreement (ii) HRF, the Bank and the Owner Trustee shall have entered into the Transfer and Servicing Agreement, (iii) the Trust and the Indenture Trustee shall have entered into the Indenture and (iv) the closing under the Transfer and Servicing Agreement and the Indenture shall take place simultaneously with the initial closing hereunder; and

          (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to HRF, and HRF shall have received from the Bank copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as HRF may reasonably have requested.

          Section 7.02.  Conditions Precedent to the Bank's Obligations.  The
                         ----------------------------------------------
obligations of the Bank to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of HRF contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 hereof shall have been made; and

          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank, and the Bank shall have received from HRF copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Bank may reasonably have requested.

                             [END OF ARTICLE VII]

                                 ARTICLE VIII

                         TERM AND PURCHASE TERMINATION

          Section 8.01.  Term.  This Agreement shall commence as of the date of
                         ----
execution and delivery hereof and shall continue until the termination of the Trust as provided in Article VIII of the Trust Agreement.

          Section 8.02.  Purchase Termination.  If the Bank shall fail generally
                         --------------------
to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Bank in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Bank or for any substantial part of the Bank's property, or for the winding-up or liquidation of the Bank's affairs and, if instituted against the Bank, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if the Bank shall commence a voluntary case under any Debtor Relief Law, or if the Bank shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or the Bank or any subsidiary of the Bank shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then the Bank shall immediately
                            ----------------
cease to transfer Principal Receivables to HRF and shall promptly give notice to HRF, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to HRF of additional Principal Receivables, Principal Receivables transferred to HRF prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge and Administrative Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of HRF available for transfer by HRF to the Trust pursuant to the Transfer and Servicing Agreement.

                             [END OF ARTICLE VIII]

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

          Section 9.01.  Amendment.  This Agreement and any Conveyance Papers
                         ---------
and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by HRF and the Bank in accordance with this Section 9.01. This Agreement and any Conveyance Papers may be amended from time to time by HRF and the Bank (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers,
(iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Bank or HRF; provided, however that no amendment pursuant to clause (v) of this Section 9.01 shall be effective unless the Bank and HRF have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, the Bank and HRF shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that each of the Bank and HRF, respectively, reasonably believes that such action will not have an Adverse Effect, unless the Owner Trustee and the Indenture Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

          Section 9.02.  Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS
                         -------------
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 9.03.  Notices.  All demands, notices and communications
                         -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Bank, 1111 Town Center Drive, Las Vegas, Nevada 89134,
Attention: General Counsel, (b) in the case of HRF, 1111 Town Center Drive, Las Vegas, Nevada 89134, Attention: Manager-Compliance, (c) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, (d) in the case of the Indenture Trustee, Wells Fargo Bank Minnesota, N.A., MAC N9311-161, 6th & Marquette, Minneapolis, MN 55479, Attention: Asset Backed Securities, (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: ABS Surveillance, (f) in the case of Moody's, Moody's Investors Service Inc., 99 Church Street, New York, NY 10007,
Attention: ABS Monitoring Group, or (g) in the case of Standard & Poor's, Standard & Poor's Ratings Group, 55 Water Street, New York, NY 10041,
Attention: Credit Card ABS; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          Section 9.04.  Severability of Provisions.  If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

          Section 9.05.  Assignment.  Notwithstanding anything to the contrary
                         ----------
contained herein, other than HRF's assignment of its rights, title, and interests in, to, and under this Agreement to the Trust and the Trust's assignment of its rights, title and interests in, to and under this Agreement to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders as contemplated by the Transfer and Servicing Agreement, the Indenture and Section 9.06 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto unless the Bank shall assign its rights, title and interests in, to and under this Agreement to (a) any successor by merger assuming this Agreement (b) to any affiliate owned directly or indirectly by Household International, Inc. which assumes the obligations of this Agreement or (c) to any entity provided that the Rating Agency has advised HRF and the Bank that the Rating Agency Condition has been satisfied.

          Section 9.06.  Acknowledgement and Agreement of the Bank.  By
                         -----------------------------------------
execution below, the Bank expressly acknowledges and agrees that all of HRF's right, title, and interest in, to, and under this Agreement, including, without limitation, all of HRF's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by HRF to the Owner Trustee, and shall be assigned by the Owner Trustee to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders, and the Bank consents to such assignments. The Bank further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against HRF, due to a breach by HRF of this Agreement or for any other reason, and notwithstanding the bankruptcy of HRF or any other event whatsoever, the Bank's sole remedy shall be a claim against HRF for money damages, and then only to the extent of funds received by HRF pursuant to the Transfer and Servicing Agreement, and in no event shall the Bank assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by the Owner Trustee of collections with respect to the Receivables. Additionally, the Bank agrees for the benefit of the Noteholders that any amounts payable by the Bank to HRF hereunder which are to be paid by HRF to the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders shall be paid by the Bank, on behalf of HRF, directly to the Owner Trustee.

          Section 9.07.  Further Assurances.  HRF and the Bank agree to do and
                         ------------------
perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, the Conveyance Papers and the Transfer and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

          Section 9.08.  No Waiver; Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of HRF or the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 9.09.  Counterparts.  This Agreement and all Conveyance Papers
                         ------------
may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 9.10.  Binding; Third-Party Beneficiaries.  This Agreement and
                         ----------------------------------
the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Owner Trustee and the Indenture Trustee shall be considered third-party beneficiaries of this Agreement.

          Section 9.11.  Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

          Section 9.12.  Headings.  The headings are for purposes of reference
                         --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 9.13.  Schedules and Exhibits.  The schedules and exhibits
                         ----------------------
attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

          Section 9.14.  Survival of Representations and Warranties.  All
                         ------------------------------------------
representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Bank to HRF and thereafter to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust and the Indenture Trustee pursuant to the Indenture.

          Section 9.15.  Nonpetition Covenant.  Notwithstanding any prior
                         --------------------
termination of this Agreement, the Bank shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause HRF to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against HRF under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of HRF or any substantial part of its property or ordering the winding-up or liquidation or the affairs of HRF.

                              [END OF ARTICLE IX]

          IN WITNESS WHEREOF, HRF and the Bank have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                            HOUSEHOLD BANK (NEVADA), N.A.

                              By:   /s/ Margaret A. Sprude
                                  --------------------------------------
                                Name:  M.A. Sprude
                                Title: Executive Vice President & CFO

                              HOUSEHOLD RECEIVABLES FUNDING, INC. III

                              By:   /s/ S.H Smith
                                  --------------------------------------
                                Name:  S.H. Smith
                                Title: Assistant Treasurer

                                                                       EXHIBIT A
                                                                       ---------

                        FORM OF SUPPLEMENTAL CONVEYANCE

                        (As required by Section 2.05 of
           the Amended and Restated Receivables Purchase Agreement)

          SUPPLEMENTAL CONVEYANCE No. ________ dated as of _______________ ______, __________, by and between HOUSEHOLD BANK (NEVADA), N.A. (the "Bank"),
                                                                       ----
and HOUSEHOLD RECEIVABLES FUNDING, INC. III ("HRF"), pursuant to the Amended
                                              ---
Amended and Restated Receivables Purchase Agreement referred to below.

                                  WITNESSETH:
                                  -----------

          WHEREAS, the Bank and HRF are parties to an Amended and Restated Receivables Purchase Agreement, dated as of November 16, 2000 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");
                            ------------------------------

          WHEREAS, pursuant to the Receivables Purchase Agreement, the Bank wishes to designate Additional Accounts to be included as Accounts and the Bank wishes to convey its right, title and interest in the Receivables of such Additional Accounts, whether now existing or hereafter created, to HRF pursuant to the Receivables Purchase Agreement; and

          WHEREAS, HRF is willing to accept such designation and conveyance subject to the terms and conditions hereof.

          NOW, THEREFORE, the Bank and HRF hereby agree as follows:

          1.   Defined Terms.  All capitalized terms used herein shall have the
               -------------
meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts
           -------------
designated hereby ______________ ______, __________.

          "Additional Cut-Off Date" shall mean, with respect to the Additional
           -----------------------
Accounts designated hereby, ________________ ______, __________.

          2.   Designation of Additional Accounts.  The Bank delivers herewith a
               ----------------------------------
computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts designated hereby (the "Additional
                                                                 ----------
Accounts") and specifying for each such Additional Account, as of the Additional
--------
Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Additional Account. Such computer file, microfiche list or other documentation shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as Schedule I to this Supplemental
                                              ----------
Conveyance.

          3.   Conveyance of Receivables.
               -------------------------

          (a) The Bank does hereby sell, transfer, assign, set over and otherwise convey to HRF, without recourse except as provided in the Receivables Purchase Agreement, all its right, title and interest in, to and under the Receivables generated by such Additional Accounts, existing at the close of business on the Additional Cut-Off Date and thereafter created until termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Interchange and Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto and all "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof.

          (b) In connection with such sale, the Bank agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, existing on the Additional Cut-Off Date and thereafter created, for the transfer of accounts and general intangibles meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and the security interest in the Receivables to HRF, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to HRF.

          (c) In connection with such sale, the Bank further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to HRF pursuant to this Supplemental Conveyance.

          (d)  The parties hereto intend that the conveyance described in
Section 3(a) constitute an absolute sale consistent with the intent expressed in
Section 2.01(d) of the Receivables Purchase Agreement. In the event, however, that notwithstanding such intent a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Supplemental Conveyance shall constitute a security agreement under applicable law, and that the Bank shall be deemed to have granted, and the Bank does hereby grant, to HRF a first priority perfected security interest in all of the Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under all Receivables existing on the Additional Cut-Off Date in the Additional Accounts and thereafter created from time to time until the termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Interchange and Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof.

          4.   Acceptance by HRF.  HRF hereby acknowledges its acceptance of all
               -----------------
right, title and interest to the property, now existing and hereafter created, conveyed to HRF pursuant to Section 3 of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. HRF further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Bank delivered to HRF the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

          5.   Representations and Warranties of the Bank.  The Bank hereby
               ------------------------------------------
represents and warrants to HRF as of the date of this Supplemental Conveyance and as of the Addition Date that:

          (a)  Legal, Valid and Binding Obligation.  This Supplemental
               -----------------------------------
Conveyance constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

          (b)  Eligibility of Accounts.  On the Additional Cut-Off Date, each
               -----------------------
Additional Account designated hereby is an Eligible Account;

          (c)  No Liens.  Each Receivable in an Additional Account designated
               --------
hereby has been conveyed to HRF free and clear of any Lien and each underlying receivable is free and clear of all Liens;

          (d)  Eligibility of Receivables.  On the Additional Cut-Off Date, each
               --------------------------
Receivable existing in an Additional Account designated hereby is an Eligible Receivable and as of the date of creation of any Receivable in an Additional Account designated hereby, such Receivable is an Eligible Receivable;

          (e)  Selection Procedures. No selection procedure believed by the Bank
               --------------------
to be adverse to the interests of HRF or the Noteholders was utilized in selecting the Additional Accounts;

          (f)  Transfer of Receivables. This Supplemental Conveyance constitutes
               -----------------------
a valid sale, transfer and assignment to HRF of all right, title and interest of the Bank in the Receivables arising in the Additional Accounts designated hereby now existing or hereafter created, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof and the Interchange and the Recoveries with respect thereto;

          (g)  No Conflict.  The execution and delivery of this Supplemental
               -----------
Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Bank is a party or by which it or its properties are bound;

          (h)  No Violation.  The execution and delivery of this Supplemental
               ------------
Conveyance by the Bank, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank;

          (i)  No Proceedings.  There are no proceedings or investigations,
               --------------
pending or, to the best knowledge of the Bank, threatened against the Bank before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

          (j)  All Consents.  All authorizations, consents, orders or approvals
               ------------
of any Governmental Authority required to be obtained by the Bank in connection with the execution and delivery of this Supplemental Conveyance by the Bank and the performance of the transactions contemplated by this Supplemental Conveyance by the Bank, have been obtained.

          6.   Ratification of the Receivables Purchase Agreement.  The
               --------------------------------------------------
Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement," to "this Agreement" and "herein" shall be
 -------------------------------      --------------       ------
deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

          7.   Counterparts. This Supplemental Conveyance may be executed in any
               ------------
number of counterparts, all of which taken together shall constitute one and the same instrument.

          8.   Governing Law.  THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

Dated: _____________ __,200_       HOUSEHOLD BANK (NEVADA), N.A.



                                   By:  ______________________________________
                                        Name:
                                        Title:

                                   HOUSEHOLD RECEIVABLES FUNDING, INC. III



                                   By:  ______________________________________
                                        Name:
                                        Title:

                                                                   Schedule I to
                                                                    Supplemental
                                                                    ------------
                                                                      Conveyance
                                                                      ----------

                              ADDITIONAL ACCOUNTS
                              -------------------

      COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO HRF ARE
                           INCORPORATED BY REFERENCE

                                                                      Schedule I
                                                                      ----------

                               LIST OF ACCOUNTS
                               ----------------

      COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO HRF ARE
                           INCORPORATED BY REFERENCE